SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 26, 2004

(Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Venture, 3rd Floor, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 585-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit

99.1	Press release dated January 26, 2004.
99.2	Slide presentation dated January 26, 2004.

Item 12.	Results of Operations and Financial Condition.

On January 26, 2004, Commercial Capital Bancorp, Inc. (the “Company”) announced by press release its earnings for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The Company will be conducting a conference call on January 26, 2004 that will utilize a slide presentation, a copy of which is attached hereto as Exhibit 99.2.

The information contained in this Report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon

Stephen H. Gordon Chairman of the Board and Chief Executive Officer

Date: January 26, 2004.